THE GUARDIAN BOND FUND, INC.
                          THE GUARDIAN STOCK FUND, INC.
                          THE GUARDIAN CASH FUND, INC.
                                 GBG FUNDS, INC.
                 201 Park Avenue South, New York, New York 10003

                                                              February 15, 1996

Dear Contractowner:



     I am writing to inform you that a joint special meeting of shareholders of The Guardian Bond Fund, Inc., The Guardian Cash Fund, Inc., The Guardian Stock Fund Inc. and GBG Funds, Inc. (a series fund comprised of Baillie Gifford International Fund and Baillie Gifford Emerging Markets Fund) (together, the "Funds") will be held on Wednesday, March 20, 1996 to vote on several important proposals. This package contains information about the proposals and materials for you to use when voting by mail.

     The Funds are only available as underlying investment options of variable annuity contracts or variable life policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). Since some or all of the value of your contract or policy is based on units invested in shares of one or more of the Funds, you are considered to be a beneficial owner of these shares. As a beneficial owner, you are entitled to direct how these shares will be voted at the joint special meeting of shareholders of the Funds.

     One of the primary purposes of the meeting is to elect directors for each of the Funds. In addition, there are two proposals for consideration by contractowners whose units are allocated to The Guardian Bond Fund. These contractowners are being asked to approve amendments to certain of the Bond Fund's fundamental investment restrictions. We have provided more information about the slate of proposed directors and the Bond Fund proposals in the Joint Proxy Statement.



     The enclosed preference statement forms allow you to indicate how your proportional interest should be voted. IT IS IMPORTANT THAT YOU EXERCISE THIS PRIVILEGE. Shares attributable to those contractowners who do not respond will be voted in the same proportion as contractowners who do. If your contract value is allocated among multiple Funds, you should receive one preference statement for each Fund owned, no matter how many contracts you own. For example, if you have two annuity contracts and have chosen to allocate your contract values between The Guardian Bond Fund and The Guardian Stock Fund in each contract, you will receive one preference statement form representing all shares allocated to the Bond Fund and a second preference statement form representing all shares allocated to the Stock Fund.



     If you do receive multiple sets of materials, please vote all preference statement forms received, since this indicates that for some reason, the shares attributable to multiple contracts could not be aggregated. You will not be voting the same shares twice.

     PLEASE COMPLETE, SIGN, DATE AND RETURN EACH PREFERENCE STATEMENT IN THE ENCLOSED BUSINESS REPLY ENVELOPE AT YOUR EARLIEST CONVENIENCE, BUT IN SUFFICIENT TIME TO BE COUNTED BEFORE THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 20, 1996.




Sincerely,



ARTHUR V. FERRARA
----------------------

Arthur V. Ferrara
Chairman of the Board

                          THE GUARDIAN BOND FUND, INC.
                          THE GUARDIAN STOCK FUND, INC.
                          THE GUARDIAN CASH FUND, INC.
                                 GBG FUNDS, INC.
                 201 Park Avenue South, New York, New York 10003
                            Telephone (800) 221-3253


                             ----------------------

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                                 March 20, 1996

                             ----------------------

     A joint special meeting of shareholders of THE GUARDIAN BOND FUND, INC. (the "Bond Fund"), THE GUARDIAN STOCK FUND, INC., THE GUARDIAN CASH FUND, INC. and GBG FUNDS, INC. (comprised of the series funds known as BAILLIE GIFFORD INTERNATIONAL FUND and BAILLIE GIFFORD EMERGING MARKETS FUND), each a Maryland corporation, will be held on Wednesday, March 20, 1996, at 9:30 a.m. for the following purposes:

     (a) for each of the funds, to elect nine (9) directors to the Board of Directors;

     (b) for the BOND FUND ONLY, to consider a proposal to amend two of the fund's fundamental investment restrictions with respect to borrowings;


     (c) for the BOND FUND ONLY, to consider a proposal to amend the fund's fundamental investment restriction with respect to industry concentration;


     (d) to transact such other business as may properly come before the meeting or any adjournment thereof.

     The meeting will be held at the offices of The Guardian Insurance & Annuity Company, Inc. ("GIAC"), 201 Park Avenue South, Mezzanine Floor, New York, New York 10003.

     You are entitled to notice of and to provide voting instructions for use at the meeting if, at the close of business on January 31, 1996, you owned a variable annuity or variable life insurance policy issued by GIAC and some or all of your contract value was allocated for investment in any of the funds named above.

                                           By order of the Boards of Directors,

                                           Joseph A. Caruso, Secretary

February 15, 1996


                             YOUR VOTE IS IMPORTANT

     Please provide your voting instructions on the enclosed preference statement(s). Then date and sign the preference statement(s), and return the statement(s) in the accompanying, postage-paid envelope. If you sign and date the preference statement(s), but do not provide voting instructions, the shares in which you have an interest will be voted FOR the proposals. Preference statements submitted by corporations, partnerships, trusts or other entities must be signed by the appropriate persons. If you are eligible to vote in more than one fund, you must complete a separate preference statement for each fund to provide voting instructions for all of the fund shares in which you have an interest.

     PLEASE HELP US TO AVOID UNNECESSARY EXPENSE BY COMPLETING AND MAILING YOUR PREFERENCE STATEMENT PROMPTLY.

                          THE GUARDIAN BOND FUND, INC.
                          THE GUARDIAN STOCK FUND, INC.
                          THE GUARDIAN CASH FUND, INC.
                                 GBG FUNDS, INC.
                 201 Park Avenue South, New York, New York 10003
                            Telephone (800) 221-3253


                             ----------------------

                              JOINT PROXY STATEMENT

              JOINT SPECIAL MEETING OF SHAREHOLDERS--MARCH 20, 1996

                             ----------------------


     The Boards of Directors of each of THE GUARDIAN BOND FUND, INC. (the "Bond Fund"), THE GUARDIAN STOCK FUND, INC. (the "Stock Fund"), THE GUARDIAN CASH FUND, INC. (the "Cash Fund") and GBG FUNDS, INC. ("GBG Funds") (comprised of the series funds known as BAILLIE GIFFORD INTERNATIONAL FUND and BAILLIE GIFFORD EMERGING MARKETS FUND), are soliciting preference statements to be used at a joint special meeting of shareholders of each of the funds named above (together, the "Funds") to be held on Wednesday, March 20, 1996, or any adjournment thereof. This Joint Proxy Statement describes the proposals to be voted upon at the meeting and will be mailed to eligible voters on or about February 15, 1996.



     You are eligible to provide voting instructions for use at the meeting if, at the close of business on January 31, 1996, you owned a variable annuity or variable life insurance policy (either, a "Variable Contract") issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") and some or all of your Variable Contract value was allocated for investment in any of the Funds. GIAC, which is the record shareholder of your Fund shares, will vote the Fund shares attributable to your GIAC Variable Contract in accordance with the voting instructions you provide on each enclosed preference statement if it is properly executed and returned in a timely manner.


     If your returned preference statement is signed and dated, but gives no voting instructions, GIAC will vote the Fund shares attributable to your Variable Contract FOR the election of the nine Board nominees for each Fund and FOR the Bond Fund proposals described in this Joint Proxy Statement. If you are eligible to vote in more than one Fund, you must submit a separate preference statement for each Fund to provide instructions for all of the shares in which you have an interest. For purposes of determining the approval of the matters submitted for a vote of shareholders of each Fund, abstentions will be treated as shares voted against the proposal. Votes will be tabulated by the inspector of election appointed for the special meeting. You may revoke your voting instructions by submitting a subsequent preference statement before the meeting, by timely written notice, or by attending and providing voting instructions at the meeting.

     GIAC will vote the Fund shares attributable to Variable Contracts for which it does NOT receive timely voting instructions in the same proportion as the shares for which it does receive timely voting instructions. GIAC will vote the Fund shares that it owns directly due to its contributions or accumulations in the separate accounts through which it offers variable annuities FOR the proposal described in this proxy statement. With regard to separate accounts through which it offers variable life insurance policies, GIAC does not own any Fund shares directly.

     Set forth below is a chart which lists for each Fund the following information, all as of the close of business on January 31, 1996: the number of shares outstanding, the number of such shares attributable to GIAC's Variable Contracts, and the number of such shares directly owned by GIAC in the separate accounts through which itoffers variable annuities. Each full share is entitled to one vote, and fractional shares are entitled to proportionate fractional votes.




                                             Outstanding                GIAC Variable             Shares Directly
          Fund                                 Shares                  Contract Shares             Owned By GIAC
          ----                             --------------           ---------------------        -----------------
The Guardian Bond Fund, Inc. .......       30,994,601.278           30,910,918.639(99.56%)        83,682.639(.44%)
The Guardian Cash Fund, Inc. .......       34,290,889.486           34,290,889.486  (100%)                 0  (0%)
The Guardian Stock Fund, Inc. ......       47,025,281.803           46,817,839.753(99.73%)       208,442.050(.27%)
GBG Funds, Inc. ....................       25,709,369.372           24,774,628.859(96.40%)       934,740.513(3.6%)





     The Guardian Life Insurance Company of America ("Guardian Life"), 201 Park Avenue South, New York, New York 10003, owns 2,041,666.856 shares of the Baillie Gifford Emerging Markets Fund ("BGEMF") series of GBG Funds, Inc., which represents 43.62% of the 4,680,187.826 shares of BGEMF outstanding as of January 31, 1996. Guardian Life's ownership of the shares of BGEMF represents 7.9% of the total shares of GBG Funds, Inc. outstanding as of that date. Guardian Life intends to vote its shares in favor of the nominees for Director of GBG Funds, Inc. Management does not know of any other person who was eligible to vote 5% or more of any of the Funds' outstanding shares as of January 31, 1996.




     The cost of preparing, printing and mailing the enclosed preference statement, accompanying notice and proxy statement and all other costs in connection with the solicitation of preference statements will be paid by the Funds on a pro rata basis. The Funds have engaged Management Information Systems Corporation ("MIS") to assist in the solicitation of preference statements at an estimated cost of $39,000. Although MIS will conduct the solicitation of preference statements primarily by mail, its representatives and selected officers and directors of the Funds or Guardian Investor Services Corporation may also solicit preference statements in person or by telephone. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS SEMI-ANNUAL REPORT AND ANNUAL REPORT (WHICH WILL SOON BE AVAILABLE) UPON REQUEST. SUCH WRITTEN OR ORAL REQUESTS SHOULD BE DIRECTED TO THE FUND AT 201 PARK AVENUE SOUTH, NEW YORK, NEW YORK 10003 OR BY CALLING 1-800-221-3253.




     The following table indicates which shareholders are solicited with respect to each matter:

------------------------------------------------------------------------------------------------------------
               Matter                                        All Funds           The Guardian Bond Fund only
------------------------------------------------------------------------------------------------------------
  Election of Nine Directors                                     X
------------------------------------------------------------------------------------------------------------
  Amendment of Fundamental Investment
    Restrictions With Respect to Borrowings                                                    X
------------------------------------------------------------------------------------------------------------
  Amendment of Fundamental Investment
    Restriction With Respect to Industry
    Concentration                                                                              X
------------------------------------------------------------------------------------------------------------

                                   PROPOSAL 1

                       ELECTION OF DIRECTORS OF EACH FUND



     Pursuant to the By-Laws of each of the Funds, the Boards of Directors have determined that the number of Directors shall be fixed at nine. At a meeting held on December 14, 1995, the Boards of Directors of each of the Funds nominated the nine persons named below as Directors of the Funds. Preference statements received in a timely manner will be voted as specified in connection with the election of the nine (9) nominees named below as Directors for the Funds. Each Director shall hold office until a successor is elected and qualified or until the Director's death, resignation or removal. Each nominee has consented to be named in this Joint Proxy Statement and to serve if elected. Although all of the nominees have agreed to serve, in the event that any one or more should be unable to do so and it becomes necessary to make other nominations, the preference statements may be voted for such substitute nominee or nominees as the Boards of Directors of the Funds, in their respective discretion, may recommend. A shareholder may withhold authority to vote for any individual nominee by entering the name of the nominee on the line provided for such purpose in Item 1 of the enclosed preference statement. Directors must be elected by vote of a majority of shares of each of the Funds held of record as of January 31, 1996.



     Messrs. Angle, Ferrara, Futia, Lirtzman and Smith were last elected to the Boards of each of the Bond Fund, the Cash Fund and the Stock Fund at the most recent shareholders meetings of these Funds which were held on March 18, 1988. Messrs. Hewitt and Fabozzi were appointed to each of these Boards on September 15, 1989 and April 2, 1992, respectively, to fill Board vacancies. Each of the aforementioned Directors have served continuously since originally elected or appointed. Messrs. Fabozzi, Hewitt, Sargent, and Schafer are standing for election by shareholders of each of the Bond Fund, the Stock Fund and the Cash Fund for the first time at the Meeting.



     Messrs. Ferrara, Hewitt, Lirtzman and Smith were last elected to the Board of GBG Funds at a Special Meeting of Shareholders held on March 30, 1992 and have served in that capacity continuously since the Funds' inception. Messrs. Fabozzi and Sargent were appointed to the Board on September 28, 1995 to fill Board vacancies. Messrs. Angle, Fabozzi, Futia, Sargent and Schafer are standing for election by shareholders of GBG Funds for the first time at the Meeting.

     Those nominees indicated below by an asterisk (*) are "interested persons" of the Funds by virtue of, among other factors, their affiliation with Guardian Investor Services Corporation ("GISC"), which serves as the investment adviser of the Cash Fund, Bond Fund and Stock Fund, and the distributor of all of the Funds, or Guardian Baillie Gifford Limited ("GBG"), which serves as the investment adviser for the series funds comprising GBG Funds. The nominees and the officers of the Funds did not own, either individually or in the aggregate, more than 1% of any Fund's outstanding shares as of January 31, 1996.

INFORMATION REGARDING NOMINEES FOR THE BOARDS OF DIRECTORS

     The table below provides information concerning each of the nominees for election to each of the Fund Boards. It includes his name, age, principal occupation(s) or employment during the past five years and director or trusteeships with other companies which file reports periodically with the Securities and Exchange Commission.




                                      Year of Election
Nominee (Age)                          or Appointment                 Principal Occupation and Affiliations
------------                          -----------------               -------------------------------------
John C. Angle* (72) .............  1982--Bond Fund,              Retired. Former Chairman of the Board and Chief
                                   Cash Fund, Stock Fund         Executive Officer, The Guardian Life Insurance
                                                                 Company of America; Director 1/78-present.
                                                                 Director (Trustee) of The Guardian Insurance &
                                                                 Annuity Company, Inc. and Guardian Investor
                                                                 Services Corporation from 6/82-2/96. Director
                                                                 (Trustee) of four mutual funds within the Guardian
                                                                 Fund Complex.

Frank J. Fabozzi, Ph.D. (47) ....  1992--Bond Fund,              Adjunct Professor of Finance, School of
                                   Cash Fund, Stock Fund         Management-Yale University, 2/94-present; Visiting
                                   1995--GBG Funds               Professor of Finance and Accounting, Sloan School
                                                                 of Management--Massachusetts Institute of
                                                                 Technology prior thereto. Editor, Journal of
                                                                 Portfolio Management. Director (Trustee) of five
                                                                 mutual funds within the Guardian Fund Complex.
                                                                 Director (Trustee) of various closed-end
                                                                 investment companies sponsored by Blackstone
                                                                 Financial Management.

Arthur V. Ferrara* (65) .........  1987--Bond Fund,              Retired. Former Chairman of the Board and Chief
                                   Cash Fund, Stock Fund         Executive Officer, The Guardian Life Insurance
                                   1990--GBG Funds               Company of America 1/93-12/95; President, Director
                                                                 and Chief Executive Officer 1/89-12/92; Director
                                                                 1/81 to present. Chairman of the Board and Chief
                                                                 Executive Officer, The Guardian Insurance &
                                                                 Annuity Company, Inc. Chairman of the Board,
                                                                 Guardian Investor Services Corporation, Guardian
                                                                 Asset Management Corporation, Guardian Baillie
                                                                 Gifford Limited and Director (Trustee) of five
                                                                 mutual funds within the Guardian Fund Complex.

                                       4


                                      Year of Election
Nominee (Age)                          or Appointment                 Principal Occupation and Affiliations
------------                          -----------------               -------------------------------------
Leo R. Futia* (76) ..............  1982--Bond Fund,              Retired. Former Chairman of the Board and Chief
                                   Cash Fund, Stock Fund         Executive Officer, The Guardian Life Insurance
                                                                 Company of America; Director 5/70-present,
                                                                 Director (Trustee) of The Guardian Insurance &
                                                                 Annuity Company, Inc., Guardian Investor Services
                                                                 Corporation and four mutual funds within the
                                                                 Guardian Fund Complex. Director (Trustee) of
                                                                 various mutual funds sponsored by Value Line, Inc.

William W. Hewitt, Jr. (67) .....  1989--Bond Fund,              Retired. Former Executive Vice President, Shearson
                                   Cash Fund, Stock Fund         Lehman Brothers, Inc. Director (Trustee) of five
                                   1990--GBG Funds               mutual funds within the Guardian Fund Complex.
                                                                 Director (Trustee) of various mutual funds
                                                                 sponsored by Mitchell Hutchins Asset Management,
                                                                 Inc. and Paine Webber, Inc.

Sidney I. Lirtzman, Ph.D (64) ...  1987--Bond Fund,              Professor of Management 9/67-present and Acting
                                   Cash Fund, Stock Fund         Dean of the School of Business Management
                                   1990--GBG Funds               2/95-present, City University of New York-Baruch
                                                                 College. President, Fairfield Consulting
                                                                 Associates, Inc. Director (Trustee) of five mutual
                                                                 funds within the Guardian Fund Complex.

Joseph D. Sargent* (58) .........  1995--GBG Funds               Chief Executive Officer, The Guardian Life
                                                                 Insurance Company of America, 1/96-Present.
                                                                 President and Director 1/93 to present. Executive
                                                                 Vice President prior thereto. Director (Trustee)
                                                                 of The Guardian Insurance & Annuity Company, Inc.,
                                                                 Guardian Investor Services Corporation and two
                                                                 mutual funds within the Guardian Fund Complex.



                                      Year of Election
Nominee (Age)                          or Appointment                 Principal Occupation and Affiliations
------------                          -----------------               -------------------------------------
Carl W. Schafer (60) ............  None                          President, Atlantic Foundation (charitable
                                                                 foundation supporting mainly oceanographic
                                                                 exploration and research). Director of Roadway
                                                                 Express (trucking), Evans Systems, Inc. (a motor
                                                                 fuels, convenience store and diversified company),
                                                                 Hidden Lake Gold Mines Ltd. (gold mining),
                                                                 Electronic Clearing House, Inc. (financial
                                                                 transactions processing), Wainoco Oil Corporation
                                                                 and NutraCeutrics Inc. (biotechnology). Chairman
                                                                 of the Investment Advisory Committee of the Howard
                                                                 Hughes Medical Institute 1985-1992. Director
                                                                 (trustee) of one mutual fund within the Guardian
                                                                 Fund Complex. Director (Trustee) of various mutual
                                                                 funds sponsored by Mitchell Hutchins Asset
                                                                 Management, Inc. and Paine Webber, Inc.

Robert G. Smith, Ph.D (63) ......  1982--Bond Fund,              President, Smith Affiliated Capital Corp.
                                   Cash Fund, Stock Fund         4/82-present. Director (Trustee) of five mutual
                                   1990--GBG Funds               funds within the Guardian Fund Complex.

-----------------

* "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of GISC.


     Each of the nominees is also a Trustee of The Park Avenue Portfolio, a series trust consisting of six series funds. The Bond Fund, Cash Fund, Stock Fund, GBG Funds and The Park Avenue Portfolio are a "Fund Complex" for the purposes of the federal securities laws and are advised by either GISC or GBG and distributed by GISC. The Directors who are not "interested persons" of the Funds receive director fees of $350 per meeting per series fund and an annual retainer of $500 per series fund. GBG Funds is comprised of two series funds. These director fees are paid by the Funds. With the exception of Mr. Sargent, who receives no compensation in connection with his service as a Director of each Fund, Directors who are "interested persons" of the Funds receive the same fees set forth above, but they are paid by GISC. Mr. Ferrara received no compensation in connection with his service as a Director in the past, but if elected, will also be paid by GISC. The table below shows for each Director who is not an "interested person" the aggregate compensation paid by each Fund and the Fund Complex for the year ended December 31, 1995. The Directors do not receive any pension or retirement benefits from the Funds. Each Fund held four
(4) Board Meetings during the year ended December 31, 1995. Each current Director attended 75% or more of the respective meetings of the Boards and the committees of which he was a member during that period.


                                                COMPENSATION TABLE*


                                                                                                   Total
                                              Aggregate Compensation From Funds**            Compensation from
                                    -----------------------------------------------------      Funds within
                                                                                     GBG     The Guardian Fund
Name of Director                    Bond Fund      Cash Fund      Stock Fund        Funds         Complex
----------------                    ---------      ---------      ----------       ------    ------------------
Frank J. Fabozzi ............        $2,500          $2,500          $2,500        $1,700         $32,000
William W. Hewitt, Jr. ......        $2,500          $2,500          $2,500        $5,000         $35,300
Sidney I. Lirtzman ..........        $2,500          $2,500          $2,500        $5,000         $35,300
Robert G. Smith .............        $2,500          $2,500          $2,500        $5,000         $35,300

--------------

 * Directors who are "interested persons" of the Funds are not compensated by the Funds, so information about their compensation is not included in this table.

** Includes compensation paid for attendance at meetings of the Funds' Audit Committees.




     The Board of Directors of each Fund has established an Audit Committee which is composed of all of the Directors who are not "interested persons" of the Funds. The Audit Committees: (a) review the services provided by the Funds' independent auditors; (b) confer with the independent auditors regarding each Fund's financial statements, the results of the annual audits and other related matters; and (c) perform such other tasks as the Boards of Directors may assign from time to time. Each Audit Committee held four meetings during the year ended December 31, 1995.

     None of the Boards have established a Nominating Committee.

     The officers of the Funds are selected annually by the Boards of Directors and receive no compensation from the Funds. The current executive officers of each of the Funds are named below.



CHARLES E. ALBERS (55) Senior Vice President, Guardian Life Investment Department. President of the Stock Fund since March, 1977 and Vice President of the Cash Fund since March, 1984. Officer of other Guardian Life-sponsored investment companies and certain Guardian Life subsidiaries, including GISC.



MICHELE S. BABAKIAN (40) Vice President, Fixed Income Securities, Guardian Life Investment Department. Vice President of the Bond Fund and the Cash Fund since March, 1991. Officer of other Guardian Life-sponsored investment companies and certain Guardian Life subsidiaries, including GISC.

JOSEPH A. CARUSO (44) Second Vice President and Secretary of Guardian Life. Secretary of the Funds since October, 1992. Secretary of other Guardian Life-sponsored investment companies and Guardian Life subsidiaries, including GISC.

ALEXANDER M. GRANT, JR. (46) Assistant Vice President, Fixed Income Securities, Guardian Life Investment Department. Treasurer of the Bond Fund and the Cash Fund since March, 1991. Officer of other Guardian Life-sponsored investment companies and certain Guardian Life subsidiaries, including GISC.




THOMAS R. HICKEY, JR. (43) Vice President, Equity Operations, Guardian Life Equity Products Department. Officer of other Guardian Life-sponsored investment companies and certain Guardian Life subsidiaries, including GISC.

EDWARD H. HOCKNELL (35) Director, Baillie Gifford Overseas Limited and GBG. Portfolio Manager, Baillie Gifford & Co. Vice President, GBG Funds, Inc.

FRANK J. JONES (57) Executive Vice President and Chief Investment Officer, Guardian Life Investment Department. President of the Bond Fund and the Cash Fund since September, 1991. Officer of other Guardian Life-sponsored investment companies and Officer and/or Director of certain Guardian Life subsidiaries, including GISC.

R. ROBIN MENZIES (43) Partner, Baillie Gifford & Co. Director of Baillie Gifford Overseas. Vice President of GBG Funds since December, 1990. Officer of other Guardian Life-sponsored investment companies and Director of GBG.



NIKOLAOS D. MONOYIOS (46) Vice President, Guardian Life Investment Department. Vice President of the Stock Fund since June, 1981. Officer of other Guardian Life-sponsored investment companies and certain Guardian Life subsidiaries, including GISC.

JOHN B. MURPHY (51) Second Vice President, Equity Securities, Guardian Life Investment Department. Treasurer, The Guardian Stock Fund.

FRANK L. PEPE (53) Second Vice President and Equity Controller, Guardian Life Equity Products Department. Vice President of the Funds since March, 1995. Officer of other Guardian Life-sponsored investment companies and certain Guardian Life subsidiaries, including GISC.

JOHN M. SMITH (59) Executive Vice President, Guardian Life Equity Products Department. President of GBG Funds since December 1990. Officer of other Guardian Life-sponsored investment companies and Officer and/or Director certain Guardian Life subsidiaries, including GISC.


                                     * * *



                                   PROPOSAL 2

        APPROVAL OF AMENDMENTS TO THE BOND FUND'S FUNDAMENTAL INVESTMENT
                    RESTRICTIONS WITH RESPECT TO BORROWINGS



     At a meeting held on December 15, 1994, the Bond Fund's Board of Directors approved amendments to two of the Bond Fund's fundamental investment restrictions relating to borrowings, subject to submission for approval by the affirmative vote of the required majority of the fund's outstanding shares at such time as Bond Fund management deemed it appropriate. At a meeting held on December 14, 1995, the Bond Fund's Board approved the submission of this proposal to shareholders at the request of Fund management. If adopted, the amended restrictions would liberalize the Bond Fund's current restrictions on borrowings to permit the Bond Fund to engage in dollar roll and reverse repurchase agreement transactions. The Bond Fund's management believes that the ability to enter into these transactions will provide more investment flexibility to the Fund's investment adviser and, perhaps, enhance the Fund's performance.



     In a dollar roll transaction, the Bond Fund would sell mortgage-backed or other securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. Where a dollar roll transaction involves mortgage-backed securities, the securities that are to be purchased will be of the same type and have the same coupon rate as the sold securities, but will be supported by different pools of mortgages. The Bond Fund would forgo principal and interest paid on the sold securities during the roll period, but would be compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, the Bond Fund can earn interest by investing the transaction proceeds during the roll period. The Bond Fund may also be compensated through the receipt of fee income equivalent to the lower forward price.

     In a reverse repurchase agreement transaction, the Bond Fund would sell securities to a bank or securities dealer and agree to repurchase them at an agreed time and price that reflects a market rate of interest. Reverse repurchase agreements involve the risk that the buyer of the sold securities might be unable to deliver them when the Bond Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, such buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Bond Fund's repurchase obligation. The Fund's use of the reverse repurchase agreement's transaction proceeds may be restricted pending such decision.

     The Bond Fund will normally use the proceeds of dollar roll and reverse repurchase agreement transactions to maintain offsetting positions in securities or repurchase agreements that mature on or before the settlement date for the related dollar rolls or reverse repurchase agreements. The market value of securities sold under reverse repurchase agreements is typically greater than the transaction proceeds, so the value of the securities acquired with such proceeds will be lower than the value of the sold securities.

     Both dollar rolls and reverse repurchase agreements may involve leveraging of the Bond Fund's assets. The Fund will be leveraged when more than 100% of its assets are invested or committed, which occur when the proceeds of dollar rolls or reverse repurchase agreements are invested in an attempt to increase the Bond Fund's income. To minimize the risks typically associated with leverage, the Bond Fund will maintain either cash equivalents or liquid, high-grade debt securities that are marked to market daily in a segregated account with its custodian whenever it enters into dollar roll or reverse repurchase agreement transactions. Segregating assets will put a practical limit on the extent to which the Bond Fund may engage in these transactions because it will limit the Fund's ability to pursue other investment opportunities.



     Since dollar roll and reverse repurchase agreement transactions are considered to be borrowings, they are subject to the Bond Fund's fundamental investment restrictions for borrowings. The Bond Fund's present restrictions on borrowings effectively preclude the Fund from engaging in these transactions because they prohibit borrowings for purposes other than meeting temporary or emergency needs. For this reason, your Board of Directors recommends that you adopt the proposal to amend the Fund's present fundamental investment restrictions for borrowings.



     The Bond Fund's CURRENT fundamental investment restrictions for borrowings provide that THE BOND FUND MAY NOT:

          Borrow money, except that the Fund may borrow from banks up to 5% of the value of its total assets as a temporary measure for extraordinary or emergency needs and not for investment purposes, such as enabling the Fund to meet redemption requests which might otherwise require the sale of portfolio securities at a time when it is not in the Fund's best interests.

          Mortgage, pledge or hypothecate more than 5% of the value of its total assets, and then only to secure borrowings effected within the above restriction.

     The proposed AMENDED versions of these fundamental investment restrictions would provide that THE BOND FUND MAY NOT:

          Borrow money, except that the Fund may (i) borrow up to 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; and (ii) engage in reverse repurchase agreements, dollar rolls or other transactions which may involve a borrowing from banks or other persons, provided that the aggregate amount involved in all such transactions shall not exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law.


          Mortgage, pledge or hypothecate more than 5% of the value of its total assets, and then only to secure temporary or emergency borrowings effected within the above restriction. For purposes of this restriction, collateral arrangements which may be required in connection with securities transactions by the Investment Company Act of 1940 are not considered a pledge of assets.

     If approved, the primary effect of these amended fundamental investment restrictions would be to allow the Bond Fund to: (1) borrow up to 33-1/3% (or such other amount permitted by law) of its total assets (including the amount borrowed) less liabilities (other than borrowings) through transactions which may involve borrowings; (2) borrow from persons in addition to banks; and (3) exclude assets that are segregated with the Fund's custodian in connection with transactions like dollar rolls and reverse repurchase agreements from being treated as pledged assets. As currently interpreted by the Securities and Exchange Commission ("SEC"), the Investment Company Act of 1940 limits borrowing by funds to 33-1/3% of total assets, less liabilities.



     Additionally, the proposed amendments would provide more investment flexibility to the Bond Fund's investment adviser in managing the Bond Fund's portfolio. As a result, to the extent consistent with the Bond Fund's investment objective, the investment adviser could pursue investment strategies that it must forgo under the Bond Fund's current fundamental investment restrictions.

REQUIRED VOTE

     The amendments to the Bond Fund's fundamental investment restrictions for borrowings must be approved by the affirmative vote of a majority of the Bond Fund's outstanding voting shares entitled to vote at the meeting, within the meaning of the Investment Company Act of 1940. The required majority is the LESSER of (1) 67% or more of the shares present at the meeting, if at least 50% of the outstanding shares entitled to vote are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Bond Fund entitled to vote at the meeting. If the proposal fails to attract the required vote for approval, the current fundamental investment restrictions will remain in effect.

                   YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU
                             VOTE "FOR" PROPOSAL 2.


                                   *   *   *


                                   PROPOSAL 3

              APPROVAL OF AMENDMENT TO THE BOND FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INDUSTRY CONCENTRATION

     At a meeting held on December 15, 1994, the Bond Fund's Board of Directors approved an amendment to the Bond Fund's investment restriction regarding its ability to concentrate investments in a particular industry or group of industries, subject to submission for approval by the affirmative vote of the required majority of the fund's outstanding shares at such time as Bond Fund management deemed it appropriate. At a meeting held on December 14, 1995, the Bond Fund's Board approved the submission of this proposal to shareholders at the request of Fund management.

     Presently, the Bond Fund's investment restriction on industry concentration prevents it from investing 25% or more of its assets in any one industry, but permits greater concentrations in U.S. government securities and securities issued by domestic banks. As currently interpreted by the SEC, the federal securities laws permit only money market funds to reserve the right to invest 25% or more of their assets in securities issued by domestic banks; other funds are required to have an express, affirmative policy regarding whether they will concentrate or will not concentrate in such investments. Moreover, a policy regarding industry concentration can only be formally changed with shareholder approval, even when the change is mandated by federal securities law requirements.

     The Bond Fund's CURRENT fundamental restriction for industry concentration provides that THE BOND FUND MAY NOT:

          Purchase any securities other than the obligations of U.S. branches of domestic banks or the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry. (There is no limitation as to investments in obligations issued by U.S. branches of domestic banks or in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.) For the purpose of this restriction, gas, electric, water and telephone utilities will each be treated as a separate industry.

     The proposed AMENDED version of the fundamental investment restriction would provide that THE BOND FUND MAY NOT:

          Purchase any securities other than the obligations of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers in the same industry. (There is no limitation as to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.) For the purpose of this restriction, gas, electric, water and telephone utilities will each be treated as a separate industry.

     If approved, the primary effect of the amended fundamental investment restriction would be to preclude the fund from investing 25% or more of its respective assets in securities issued by domestic banks. Since the Bond Fund has never concentrated its investments in bank securities, changing the applicable restriction in this way will have no effect on its overall investment strategy.

REQUIRED VOTE

     The amendment to the Bond Fund's fundamental investment restriction for industry concentration must be approved by the affirmative vote of a majority of the Bond Fund's outstanding voting shares entitled to vote at the meeting, within the meaning of the Investment Company Act of 1940. The required majority is the LESSER of (1) 67% or more of the shares present at the meeting, if at least 50% of the outstanding shares entitled to vote are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Bond Fund entitled to vote at the meeting. If the proposal fails to attract the required vote for approval, the current fundamental investment restriction will remain in effect but, as described above, will remain ineffective with respect to fund concentration due to federal securities law limitations.

                                      *  *  *

                       INVESTMENT ADVISERS AND DISTRIBUTOR

     Guardian Investor Services Corporation ("GISC"), 201 Park Avenue South, New York, New York 10003, serves as investment adviser for each of the Bond Fund, the Cash Fund and the Stock Fund, and as distributor for all of the Funds. GISC is a wholly-owned subsidiary of GIAC, which is a wholly-owned subsidiary of Guardian Life.

     Guardian Baillie Gifford Limited ("GBG") serves as investment adviser for Baillie Gifford International Fund and Baillie Gifford Emerging Markets Fund, the two funds which comprise GBG Funds. Baillie Gifford Overseas Limited ("BGO") serves as sub-investment adviser for these two funds. Both GBG and BGO are located at 1 Rutland Court, Edinburgh, EH3 8EY, Scotland. GBG is jointly owned by GIAC and BGO.

                         FUTURE MEETINGS OF SHAREHOLDERS



     The Funds are not required to hold Annual Meetings of Shareholders and do not plan to do so. The Boards of Directors may call Special Meetings of Shareholders from time to time for action by shareholder vote as may be required by the Investment Company Act of 1940 or a Funds' Articles of Incorporation.



                                  OTHER MATTERS

     The Boards of Directors know of no other matters to be presented at the Meeting. However, if any other business should properly come before the Meeting, it is intended that GIAC will vote thereon in its discretion.

                                          By order of the Boards of Directors,

                                          JOSEPH A. CARUSO
                                          Secretary


Dated: February 15, 1996

       ------------------------------------------------------------------
[Name of Fund ]

            PREFERENCE STATEMENT SOLICITED BY THE BOARDS OF DIRECTORS

The undersigned, revoking any previous preference statements, hereby directs Guardian Insurance & Annuity Company, Inc. ("GIAC") to vote all shares of the above-referenced Fund in which the undersigned has a beneficial interest, as specified on the reverse side, and upon any other business that may properly come before the Joint Special Meeting of Shareholders to be held at 201 Park Avenue South, Mezzanine Floor, New York, NY 10003 on March 20, 1996 at 9:30 a.m. Eastern time and at any adjournments thereof.

Receipt of the Notice of Joint Special Meeting and the accompanying Proxy Statement which describes the matters to be considered and voted on is hereby acknowledged.


                              PLEASE sign exactly as your name(s) appear(s) on your GIAC contract and this preference statement. When signing as attorney, executor, trustee, administrator, guardian, etc., please give full title. Corporate, partnership and trust owners should have this preference statement signed by an authorized person, and that person's title should be given.


                              Date_________________________________________,1996

                              --------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------
                                  Signature(s) and, if applicable, Title(s)

                                  PLEASE SIGN, DATE, AND RETURN PROMPTLY IN
                                      THE ENCLOSED POSTAGE-PAID ENVELOPE.

INDICATE YOUR VOTE ON THE REVERSE SIDE OF THIS CARD BY FILLING IN THE APPROPRIATE BOXES COMPLETELY USING BLACK INK OR DARK PENCIL. PLEASE DO NOT USE RED INK.

IF YOU SIGN AND DATE THIS PREFERENCE STATEMENT, BUT DO NOT SPECIFY YOUR VOTE ON THE REVERSE SIDE, THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. ("GIAC") WILL VOTE THE SHARES IN WHICH YOU HAVE A BENEFICIAL INTEREST FOR THE PROPOSALS. A SEPARATE PREFERENCE STATEMENT IS PROVIDED FOR EACH FUND IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF JANUARY 31, 1996. PLEASE SIGN, DATE AND RETURN ALL PREFERENCE STATEMENTS RECEIVED IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PREFERENCE STATEMENT, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACTOWNER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

GIAC will vote the shares in which you have a beneficial interest as directed by you in accordance with the voting procedures described in the prospectus for your GIAC variable annuity contract or variable life policy.

FOR ALL FUNDS

1.  Election of Directors  |_| FOR  all nominees          |_| WITHHOLD AUTHORITY
                               listed below or bona fide      to vote for all
                               substitutions as set forth     nominees listed
                               in the Proxy Statement         below.
                               (except as marked to the
                               contrary below).

          Nominees: John C. Angle, Frank J. Fabozzi, Arthur V. Ferrara,
                    Leo R. Futia, William W. Hewitt, Jr., Sidney I. Lirtzman, Joseph D. Sargent, Carl W. Schafer and Robert G. Smith.
         (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line below.)

       ------------------------------------------------------------------

FOR BOND FUND SHAREHOLDERS ONLY:

2.  To amend the Fund's fundamental        |_| FOR    |_| AGAINST    |_| ABSTAIN
    investment restrictions with
    respect to borrowings.

3.  To amend the Fund's fundamental        |_| FOR    |_| AGAINST    |_| ABSTAIN
    investment restrictions with respect
    to industry concentration.